                                                                    EXHIBIT 99.9

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENTS OF OPERATION

      On July 6, 2004, Ashworth, Inc. (the "Company") completed the acquisition of all of the member interests in Gekko Brands, LLC (the "Acquisition") pursuant to the Membership Interests Purchase Agreement entered into on July 6, 2004 by and among W.C. Bradley Co., Bradley Specialty Retailing, Inc., Young An Hat Company, J. Neil Stillwell, Georgia Nell Stillwell, Phil R. Stillwell, Jeffery
N. Stillwell, Thomas Patrick Allison, Jr., Calvin J. Martin, Jr. (together the "Selling Members"); and Ashworth Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Ashworth, Inc. (the "Buyer"). The unaudited pro forma condensed consolidated statements of operations for the year ended October 31, 2003 and the six month period ended April 30, 2004 give effect to the acquisition of Gekko Brands, LLC as if the acquisition had occurred on November 1, 2002.

The unaudited pro forma condensed consolidated statements of operations do not purport to represent what our actual results of operations would have been had the acquisition occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that we believe are reasonable. The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with Ashworth's historical financial statements and related notes, as well as "Selected Consolidated Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's previously filed Annual Reports on Form 10-K.

                                 Ashworth, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                           Year ended October 31, 2003

                                                           Historical (a), (b)
                                                  -------------------------------------
                                                   Ashworth, Inc.     Gekko Brands, LLC
                                                     Year Ended          Year Ended          Pro Forma                   Combined
                                                  October 31, 2003   December 31, 2003     Adjustments    Footnotes      Pro Forma
                                                  ----------------   -----------------     -----------    ---------      ---------
Revenue                                             $149,438,000        $32,137,000         $        --                $181,575,000
Cost of Sales                                         88,627,000         17,791,000                  --                 106,418,000
                                                    ------------        -----------         -----------                ------------
    Gross Profit                                      60,811,000         14,346,000                  --                  75,157,000
Selling, General and Administrative expenses          48,080,000         10,901,000             209,000      (1)         59,190,000
                                                    ------------        -----------         -----------                ------------
Income (Loss) from Operations                         12,731,000          3,445,000            (209,000)                 15,967,000
Other Income (Expense):
    Interest Income                                       36,000                                     --                      36,000
    Interest Expense                                    (876,000)          (102,000)         (1,132,000)     (2)         (2,110,000)
    Net Foreign Currency Exchange Gain                   343,000             58,000                  --                     401,000
    Other Expense                                        (20,000)                --                  --                     (20,000)
                                                    ------------        -----------         -----------                ------------
    Total Other Expense                                 (517,000)           (44,000)         (1,132,000)                 (1,693,000)
                                                    ------------        -----------         -----------                ------------
Income (Loss) Before Provision for Income Taxes       12,214,000          3,401,000          (1,341,000)                 14,274,000
Provision for Income Taxes                             4,886,000                                824,000      (3)          5,710,000
                                                    ------------        -----------         -----------                ------------
    Net Income (Loss)                               $  7,328,000        $ 3,401,000         $(2,165,000)               $  8,564,000
                                                    ============        ===========         ===========                ============
Earnings Per Share - BASIC                          $       0.56                                                       $       0.66
                                                    ============                                                       ============
Weighted Average Common
    Shares Outstanding                                13,006,000                                                         13,006,000
                                                    ============                                                       ============
Earnings Per Share - DILUTED                        $       0.56                                                       $       0.65
                                                    ============                                                       ============
Weighted Average Common
    Shares and Equivalents Outstanding                13,198,000                                                         13,198,000
                                                    ============                                                       ============

See notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                                 Ashworth, Inc.
   Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       For the Year Ended October 31, 2003

The unaudited pro forma condensed consolidated statement of operations for the year ended October 31, 2003 was prepared by combining the historical consolidated statement of operations of Ashworth, Inc. for the year ended October 31, 2003 with the historical consolidated statement of operations of Gekko Brands, LLC for the year ended December 31, 2003. The pro forma results include interest expense on the Company's term loan and line of credit that were used to finance the acquisition. The pro forma results also include adjustments for income taxes and depreciation and amortization of assets to give effect for purchase accounting adjustments in recording the acquisition. The pro forma amounts are not indicative of anticipated future results.

The following reclassifications have been made to the statement of operations for Gekko Brands, LLC to reflect presentation used by Ashworth, Inc.:

      (a) Shipping and handling costs totaling $815,000 were reclassified from cost of sales to selling, general and administrative expenses.

      (b) Costs related to the embroidery of inventory totaling $1,900,000 have been reclassified from selling, general and administrative expenses to cost of sales.

The pro forma adjustments related to the acquisition are as follows:

      (1) To give effect to amortization on the intangible assets related to the non-compete agreement (estimated useful life of 4.5 years) and the customer lists (weighted average estimated useful life of 10.5 years) acquired in the acquisition.

      (2) To give effect to the additional interest expense on borrowings used to finance the acquisition, calculated using a weighted average interest rate of 5.3%.

      (3) To give effect for income taxes on Gekko Brands, LLC's earnings, adjusted for the effect of other pro forma adjustments using Ashworth's effective tax rate of 40%.

                                 Ashworth, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                         Six months ended April 30, 2004

                                                           Historical (a), (b)
                                                     ---------------------------------
                                                      Ashworth, Inc.    Gekko Brands, LLC
                                                    Six months ended   Six months ended     Pro Forma                Pro Forma
                                                     April 30, 2004      June 30, 2004     Adjustments  Footnotes    Combined
                                                     --------------      -------------     -----------  ---------    --------
Revenue                                             $  82,010,000       $  16,538,000     $   (80,000)    (1)       $98,468,000
Cost of Sales                                          48,010,000          10,315,000         (35,000)    (1)        58,290,000
                                                     ------------       ------------      ------------              -----------
    Gross Profit                                       34,000,000           6,223,000         (45,000)               40,178,000
Selling, General and Administrative expenses           25,492,000           8,735,000          105,000    (2)        34,332,000
                                                     ------------       ------------      ------------              -----------
Income (Loss) from Operations                           8,508,000         (2,512,000)        (150,000)                5,846,000
Other Income (Expense):

    Interest Income                                        32,000                   -                -                   32,000
    Interest Expense                                    (396,000)            (29,000)        (566,000)    (3)         (991,000)

    Other Income                                        1,519,000              68,000                -                1,587,000
                                                     ------------       ------------      ------------              -----------
    Total Other Income (Expense)                        1,155,000              39,000        (566,000)                  628,000
                                                     ------------       ------------      ------------              -----------
Income (Loss) Before Provision for Income Taxes         9,663,000         (2,473,000)        (716,000)                6,474,000
Provision for Income Taxes                              3,866,000                   -      (1,276,000)    (4)         2,590,000
                                                     ------------       ------------      ------------              -----------
    Net Income (Loss)                                $  5,797,000       $ (2,473,000)     $    560,000              $ 3,884,000
                                                     ============       ============      ============              ===========
Earnings Per Share - BASIC                           $       0.43                                                   $      0.29
                                                     ============                                                   ===========
Weighted Average Common
    Shares Outstanding                                 13,331,000                                                    13,331,000
                                                     ============                                                   ===========
Earnings Per Share - DILUTED                         $       0.42                                                   $      0.28
                                                     ============                                                   ===========
Weighted Average Common
    Shares and Equivalents Outstanding                 13,679,000                                                    13,679,000
                                                     ============                                                   ===========

See notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                                 Ashworth, Inc.
   Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
                     For the Six Months Ended April 30, 2004

The unaudited pro forma condensed consolidated statement of operations for the six months ended April 30, 2004 was prepared by combining the historical condensed consolidated statement of operations of Ashworth, Inc. for the six months ended April 30, 2004 with the unaudited condensed consolidated statement of operations of Gekko Brands, LLC for the six months ended June 30, 2004. The pro forma results include interest expense on the Company's term loan and line of credit that were used to finance the acquisition. The pro forma results also include adjustments for income taxes and depreciation and amortization of assets to give effect for purchase accounting adjustments in recording the acquisition. The pro forma amounts are not indicative of anticipated future results.

The following reclassifications have been made to the statement of operations for Gekko Brands, LLC to reflect presentation used by Ashworth, Inc.:

      (a) Shipping and handling costs totaling $443,000 were reclassified from cost of sales to selling, general and administrative expenses.

      (b) Costs related to the embroidery of inventory totaling $943,000 have been reclassified from selling, general and administrative expenses to cost of sales.

The pro forma adjustments related to the acquisition are as follows:

      (1) To eliminate sales and cost of sales on Gekko Brand, LLC's sales to Ashworth, Inc. during the six months ended June 30, 2004.

      (2) To give effect to amortization on intangible assets related to the non-compete agreement (estimated useful life of 4.5 years) and the customer lists (weighted average estimated useful life of 10.5 years) acquired in the acquisition.

      (3) To give effect to the additional interest expense on borrowings used to finance the acquisition, calculated using a weighted average interest rate of 5.3%.

      (4) To give effect for income taxes on Gekko Brands, LLC's loss, adjusted for the effect of other pro forma adjustments using Ashworth, Inc.'s effective tax rate of 40%.